N / E / W / S R / E / L / E / A / S / E

April 27, 2017

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 30 PERCENT INCREASE IN FIRST QUARTER 2017 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) reported first quarter 2017 net income of $23.2 million, an increase of 31 percent, compared to $17.7 million during the same period in 2016. Earnings per share for the period totaled $.56 per share, an increase of 30 percent, compared to the first quarter of 2016 result of $.43 per share.

Total assets grew to $7.3 billion as of quarter-end and loans totaled $5.3 billion. The Corporation’s loan portfolio increased by $565 million or 12 percent, during the past twelve months. Total deposits equaled $5.6 billion as of quarter-end and increased by $324 million, or 6 percent, during the same twelve-month period.

Michael C. Rechin, President and Chief Executive Officer, stated, “The first quarter of 2017 is our fourth consecutive quarter without any meaningful merger and acquisition expense, providing a clean review of our high performance results. Our management team is pleased with our execution in driving organic loan and deposit growth, earnings growth and operating leverage. We are also enthusiastic about our pending acquisitions of The Arlington Bank in Columbus, Ohio and iAB Bank in Ft. Wayne, Indiana which are expected to close in the second and third quarters of 2017, respectively. The acquisitions bring additional franchise value in terms of their historical earnings performance, market attractiveness and management leadership.”

Net-interest income totaled $61 million for the quarter, an increase of $6.5 million, or 12 percent. Net-interest margin improved over last year by 15 basis points totaling 3.98 percent, as yields on earning assets totaled 4.42 percent and the cost of supporting liabilities totaled .44 percent. When adjusted for fair value accretion, core net-interest margin also increased over last year by 6 basis points totaling 3.72 percent.

Non-interest income totaled $14.8 million for the quarter, a $1 million decline from the first quarter of 2016. The decline in non-interest income was more than offset by a $3.4 million decrease in non-interest expense as the Corporation continues its focus on efficiency. Total non-interest expense was $43.1 million for the first quarter of 2017 compared to $46.5 million in 2016.

Tax expense for the first quarter of 2017 totaled $7.2 million, or 23.6 percent of pre-tax net income. Due to the required adoption of FASB Accounting Standards Update (ASU) 2016-09, the Corporation’s tax expense was reduced by $772,000. The first quarter ASU 2016-09 impact improved earnings per share by $.02.

The Corporation’s provision expense totaled $2.4 million primarily due to loan growth as net charge-offs totaled just $197,000. The allowance for loan losses totaled $68.2 million as of March 31, 2017, up from $62.1 million as of March 31, 2016. Non-accrual loans totaled $27.9 million as of quarter-end, down from $36.7 million a year ago. The allowance is 1.29 percent of total loans and 1.46 percent of non-purchased loans.

As of March 31, 2017, the Corporation’s total risk-based capital equaled 14.24 percent, common equity tier 1 risk-based capital equaled 11.16 percent, and tangible common equity ratio totaled 9.5 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 27, 2017.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's first quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until May 27, 2017. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10104098.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme170427.html during the time of the call. A replay of the web cast will be available until April 27, 2018.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, which also operates as Lafayette Bank & Trust, and First Merchants Private Wealth Advisors which operates as a division of First Merchants Bank.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2017	2016
ASSETS
Cash and cash equivalents	$104,247	$85,738
Interest-bearing time deposits	20,439	77,453
Investment securities	1,327,217	1,270,777
Loans held for sale	1,262	3,628
Loans	5,274,909	4,709,907
Less: Allowance for loan losses	(68,225)	(62,086)
Net loans	5,206,684	4,647,821
Premises and equipment	91,311	96,494
Federal Reserve and Federal Home Loan Bank stock	17,964	37,553
Interest receivable	25,174	22,836
Core deposit intangibles and goodwill	257,963	261,799
Cash surrender value of life insurance	202,574	200,549
Other real estate owned	8,293	15,626
Tax asset, deferred and receivable	32,074	47,982
Other assets	30,991	30,283
TOTAL ASSETS	$7,326,193	$6,798,539
LIABILITIES
Deposits:
Noninterest-bearing	$1,373,778	$1,282,462
Interest-bearing	4,261,531	4,028,608
Total Deposits	5,635,309	5,311,070
Borrowings:
Federal funds purchased	102,000	602
Securities sold under repurchase agreements	139,007	150,134
Federal Home Loan Bank advances	338,919	263,588
Subordinated debentures and term loans	128,862	127,523
Total Borrowings	708,788	541,847
Interest payable	3,875	3,910
Other liabilities	48,751	74,449
Total Liabilities	6,396,723	5,931,276
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 41,047,543 and 40,749,340 shares	5,131	5,094
Additional paid-in capital	509,953	504,661
Retained earnings	417,983	355,317
Accumulated other comprehensive loss	(3,722)	2,066
Total Stockholders' Equity	929,470	867,263
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,326,193	$6,798,539

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2017	2016
INTEREST INCOME
Loans receivable:
Taxable	$56,357	$50,489
Tax-exempt	2,333	1,315
Investment securities:
Taxable	4,308	4,328
Tax-exempt	5,003	4,509
Deposits with financial institutions	44	106
Federal Reserve and Federal Home Loan Bank stock	189	480
Total Interest Income	68,234	61,227
INTEREST EXPENSE
Deposits	4,124	4,063
Federal funds purchased	228	28
Securities sold under repurchase agreements	88	100
Federal Home Loan Bank advances	978	796
Subordinated debentures and term loans	1,817	1,785
Total Interest Expense	7,235	6,772
NET INTEREST INCOME	60,999	54,455
Provision for loan losses	2,385	550
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	58,614	53,905
OTHER INCOME
Service charges on deposit accounts	4,174	4,145
Fiduciary activities	2,640	2,494
Other customer fees	4,863	5,059
Earnings on cash surrender value of life insurance	898	1,476
Net gains and fees on sales of loans	1,275	1,460
Net realized gains on sales of available for sale securities	598	997
Other income	398	206
Total Other Income	14,846	15,837
OTHER EXPENSES
Salaries and employee benefits	25,732	27,337
Net occupancy	4,216	4,022
Equipment	2,807	3,238
Marketing	565	737
Outside data processing fees	2,616	2,069
Printing and office supplies	264	364
Core deposit amortization	903	978
FDIC assessments	570	950
Other real estate owned and foreclosure expenses	531	751
Professional and other outside services	1,734	2,162
Other expenses	3,161	3,867
Total Other Expenses	43,099	46,475
INCOME BEFORE INCOME TAX	30,361	23,267
Income tax expense	7,168	5,574
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$23,193	$17,693
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.57	$0.43
Diluted Net Income Available to Common Stockholders	$0.56	$0.43
Cash Dividends Paid	$0.15	$0.11
Average Diluted Shares Outstanding (in thousands)	41,221	40,917

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2017	2016
NET CHARGE-OFFS	$197	$917

AVERAGE BALANCES:
Total Assets	$7,217,151	$6,743,315
Total Loans	5,180,243	4,669,568
Total Earning Assets	6,526,685	6,020,317
Total Deposits	5,590,357	5,297,289
Total Stockholders' Equity	914,062	861,652

FINANCIAL RATIOS:
Return on Average Assets	1.29%	1.05%
Return on Average Stockholders' Equity	10.15	8.21
Return on Average Common Stockholders' Equity	10.15	8.21
Average Earning Assets to Average Assets	90.43	89.28
Allowance for Loan Losses as % of Total Loans	1.29	1.32
Net Charge-offs as % of Average Loans (Annualized)	0.02	0.08
Average Stockholders' Equity to Average Assets	12.67	12.78
Tax Equivalent Yield on Earning Assets	4.42	4.28
Cost of Supporting Liabilities	0.44	0.45
Net Interest Margin (FTE) on Earning Assets	3.98	3.83
Efficiency Ratio	52.61	61.78
Tangible Common Book Value Per Share	$16.49	$15.02

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Non-Accrual Loans	$27,920	$29,998	$34,105	$33,565	$36,719
Renegotiated Loans	876	4,747	3,940	4,299	1,015
Non-Performing Loans (NPL)	28,796	34,745	38,045	37,864	37,734
Other Real Estate Owned	8,293	8,966	10,242	13,219	15,626
Non-Performing Assets (NPA)	37,089	43,711	48,287	51,083	53,360
90+ Days Delinquent	123	112	1,625	362	963
NPAs & 90 Day Delinquent	$37,212	$43,823	$49,912	$51,445	$54,323

Allowance for Loan Losses	$68,225	$66,037	$63,456	$62,186	$62,086
Quarterly Net Charge-offs	197	(164)	630	690	917
NPAs / Actual Assets %	0.51%	0.61%	0.69%	0.74%	0.78%
NPAs & 90 Day / Actual Assets %	0.51%	0.61%	0.71%	0.74%	0.80%
NPAs / Actual Loans and OREO %	0.70%	0.85%	0.97%	1.06%	1.13%
Allowance for Loan Losses / Actual Loans (%)	1.29%	1.28%	1.28%	1.29%	1.32%
Net Charge-offs as % of Average Loans (Annualized)	0.02%	(0.01)%	0.05%	0.06%	0.08%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
ASSETS
Cash and cash equivalents	$104,247	$127,927	$99,602	$120,471	$85,738
Interest-bearing time deposits	20,439	24,459	33,803	62,533	77,453
Investment securities	1,327,217	1,304,505	1,300,428	1,297,801	1,270,777
Loans held for sale	1,262	2,929	1,482	18,854	3,628
Loans	5,274,909	5,139,645	4,973,844	4,791,429	4,709,907
Less: Allowance for loan losses	(68,225)	(66,037)	(63,456)	(62,186)	(62,086)
Net loans	5,206,684	5,073,608	4,910,388	4,729,243	4,647,821
Premises and equipment	91,311	94,432	95,540	95,170	96,494
Federal Reserve and Federal Home Loan Bank stock	17,964	17,964	18,044	18,096	37,553
Interest receivable	25,174	26,194	23,652	23,351	22,836
Core deposit intangibles and goodwill	257,963	258,866	259,844	260,821	261,799
Cash surrender value of life insurance	202,574	201,671	201,856	201,417	200,549
Other real estate owned	8,293	8,966	10,242	13,219	15,626
Tax asset, deferred and receivable	32,074	39,384	31,779	32,547	47,982
Other assets	30,991	30,706	35,692	32,895	30,283
TOTAL ASSETS	$7,326,193	$7,211,611	$7,022,352	$6,906,418	$6,798,539
LIABILITIES
Deposits:
Noninterest-bearing	$1,373,778	$1,348,267	$1,307,886	$1,253,747	$1,282,462
Interest-bearing	4,261,531	4,208,231	4,136,354	4,153,807	4,028,608
Total Deposits	5,635,309	5,556,498	5,444,240	5,407,554	5,311,070
Borrowings:
Federal funds purchased	102,000	120,349	58,358	20,000	602
Securities sold under repurchase agreements	139,007	146,480	138,671	140,777	150,134
Federal Home Loan Bank advances	338,919	298,923	297,022	268,579	263,588
Subordinated debentures and term loans	128,862	128,445	128,288	127,678	127,523
Total Borrowings	708,788	694,197	622,339	557,034	541,847
Interest payable	3,875	3,110	3,733	3,051	3,910
Other liabilities	48,751	56,149	51,175	51,229	74,449
Total Liabilities	6,396,723	6,309,954	6,121,487	6,018,868	5,931,276
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	5,131	5,114	5,100	5,097	5,094
Additional paid-in capital	509,953	509,018	506,848	505,725	504,661
Retained earnings	417,983	400,981	384,868	369,568	355,317
Accumulated other comprehensive income (loss)	(3,722)	(13,581)	3,924	7,035	2,066
Total Stockholders' Equity	929,470	901,657	900,865	887,550	867,263
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,326,193	$7,211,611	$7,022,352	$6,906,418	$6,798,539

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
INTEREST INCOME
Loans receivable:
Taxable	$56,357	$53,895	$53,819	$52,099	$50,489
Tax-exempt	2,333	2,096	1,649	1,465	1,315
Investment securities:
Taxable	4,308	3,893	3,992	4,202	4,328
Tax-exempt	5,003	4,862	4,668	4,583	4,509
Deposits with financial institutions	44	67	55	122	106
Federal Reserve and Federal Home Loan Bank stock	189	192	193	233	480
Total Interest Income	68,234	65,005	64,376	62,704	61,227
INTEREST EXPENSE
Deposits	4,124	3,886	3,926	4,039	4,063
Federal funds purchased	228	40	27	7	28
Securities sold under repurchase agreements	88	91	91	92	100
Federal Home Loan Bank advances	978	797	853	818	796
Subordinated debentures and term loans	1,817	1,817	1,797	1,786	1,785
Total Interest Expense	7,235	6,631	6,694	6,742	6,772
NET INTEREST INCOME	60,999	58,374	57,682	55,962	54,455
Provision for loan losses	2,385	2,417	1,900	790	550
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	58,614	55,957	55,782	55,172	53,905
OTHER INCOME
Service charges on deposit accounts	4,174	4,534	4,667	4,416	4,145
Fiduciary activities	2,640	2,500	2,448	2,376	2,494
Other customer fees	4,863	4,784	4,777	4,695	5,059
Earnings on cash surrender value of life insurance	898	886	614	1,297	1,476
Net gains and fees on sales of loans	1,275	1,886	1,989	1,717	1,460
Net realized gains on sales of available for sale securities	598	847	839	706	997
Other income	398	683	1,527	1,178	206
Total Other Income	14,846	16,120	16,861	16,385	15,837
OTHER EXPENSES
Salaries and employee benefits	25,732	22,994	26,651	25,570	27,337
Net occupancy	4,216	4,568	4,348	4,059	4,022
Equipment	2,807	3,069	2,947	3,243	3,238
Marketing	565	790	630	851	737
Outside data processing fees	2,616	2,672	2,382	2,025	2,069
Printing and office supplies	264	301	314	369	364
Core deposit amortization	903	977	978	977	978
FDIC assessments	570	550	534	1,002	950
Other real estate owned and foreclosure expenses	531	574	637	915	751
Professional and other outside services	1,734	1,634	1,242	1,478	2,162
Other expenses	3,161	3,805	3,452	4,346	3,867
Total Other Expenses	43,099	41,934	44,115	44,835	46,475
INCOME BEFORE INCOME TAX	30,361	30,143	28,528	26,722	23,267
Income tax expense	7,168	7,850	7,469	6,716	5,574
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$23,193	$22,293	$21,059	$20,006	$17,693

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.57	$0.55	$0.51	$0.50	$0.43
Diluted Net Income Available to Common Stockholders	$0.56	$0.55	$0.51	$0.49	$0.43
Cash Dividends Paid	$0.15	$0.15	$0.14	$0.14	$0.11
Average Diluted Shares Outstanding (in thousands)	41,221	41,124	41,026	40,969	40,917
FINANCIAL RATIOS:
Return on Average Assets	1.29%	1.26%	1.22%	1.17%	1.05%
Return on Average Stockholders' Equity	10.15	9.87	9.39	9.13	8.21
Return on Average Common Stockholders' Equity	10.15	9.87	9.39	9.14	8.21
Average Earning Assets to Average Assets	90.43	89.86	89.73	89.41	89.28
Allowance for Loan Losses as % of Total Loans	1.29	1.28	1.28	1.29	1.32
Net Charge-offs as % of Average Loans (Annualized)	0.02	(0.01)	0.05	0.06	0.08
Average Stockholders' Equity to Average Assets	12.67	12.75	12.99	12.78	12.78
Tax Equivalent Yield on Earning Assets	4.42	4.32	4.37	4.30	4.28
Cost of Supporting Liabilities	0.44	0.42	0.43	0.44	0.45
Net Interest Margin (FTE) on Earning Assets	3.98	3.90	3.94	3.86	3.83
Efficiency Ratio	52.61	52.18	55.12	57.33	61.78
Tangible Common Book Value Per Share	$16.49	$15.85	$15.86	$15.53	$15.02

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Commercial and industrial loans	$1,258,840	$1,194,646	$1,146,538	$1,084,890	$1,060,559
Agricultural production financing and other loans to farmers	77,021	79,689	93,169	95,131	92,137
Real estate loans:
Construction	336,931	418,703	368,241	352,980	391,621
Commercial and farmland	2,118,431	1,953,062	1,941,739	1,869,703	1,806,395
Residential	737,918	739,169	739,855	758,870	769,592
Home equity	423,708	418,525	398,837	374,159	353,946
Individuals' loans for household and other personal expenditures	77,590	77,479	76,497	75,205	73,622
Lease financing receivables, net of unearned income	261	311	380	388	461
Other commercial loans	244,209	258,061	208,588	180,103	161,574
Loans	5,274,909	5,139,645	4,973,844	4,791,429	4,709,907
Allowance for loan losses	(68,225)	(66,037)	(63,456)	(62,186)	(62,086)
NET LOANS	$5,206,684	$5,073,608	$4,910,388	$4,729,243	$4,647,821

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Demand deposits	$2,861,384	$2,866,853	$2,745,028	$2,717,500	$2,590,603
Savings deposits	1,565,174	1,560,752	1,545,372	1,551,210	1,549,304
Certificates and other time deposits of $100,000 or more	312,327	276,274	296,838	301,695	304,559
Other certificates and time deposits	476,741	471,247	498,203	517,720	536,120
Brokered deposits	419,683	381,372	358,799	319,429	330,484
TOTAL DEPOSITS	$5,635,309	$5,556,498	$5,444,240	$5,407,554	$5,311,070

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	March 31, 2017			March 31, 2016
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$30,463	$45	0.59%	$75,709	$106	0.56%
Federal Reserve and Federal Home Loan Bank stock	17,964	189	4.21	37,632	480	5.10
Investment Securities: (1)
Taxable	711,490	4,308	2.42	716,486	4,328	2.42
Tax-Exempt (2)	586,525	7,697	5.25	520,922	6,937	5.33
Total Investment Securities	1,298,015	12,005	3.70	1,237,408	11,265	3.64
Loans held for sale	840	45	21.43	6,247	122	7.81
Loans: (3)
Commercial	3,781,045	44,092	4.66	3,449,451	38,864	4.51
Real Estate Mortgage	548,148	6,121	4.47	575,266	6,394	4.45
Installment	532,128	6,098	4.58	456,654	5,109	4.48
Tax-Exempt (2)	318,082	3,589	4.51	181,950	2,023	4.45
Total Loans	5,180,243	59,945	4.63	4,669,568	52,512	4.50
Total Earning Assets	6,526,685	72,184	4.42	6,020,317	64,363	4.28
Net unrealized gain on securities available for sale	593			10,005
Allowance for loan losses	(66,933)			(63,213)
Cash and cash equivalents	104,017			101,913
Premises and equipment	93,018			96,698
Other assets	559,771			577,595
Total Assets	$7,217,151			$6,743,315
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,512,839	$838	0.22%	$1,300,266	$544	0.17%
Money market deposits	789,378	341	0.17	865,932	491	0.23
Savings deposits	776,519	156	0.08	689,305	135	0.08
Certificates and other time deposits	1,165,079	2,789	0.96	1,186,458	2,893	0.98
Total Interest-bearing Deposits	4,243,815	4,124	0.39	4,041,961	4,063	0.40
Borrowings	664,921	3,111	1.87	520,087	2,709	2.08
Total Interest-bearing Liabilities	4,908,736	7,235	0.59	4,562,048	6,772	0.59
Noninterest-bearing deposits	1,346,542			1,255,328
Other liabilities	47,811			64,287
Total Liabilities	6,303,089			5,881,663
Stockholders' Equity	914,062			861,652
Total Liabilities and Stockholders' Equity	$7,217,151	7,235	0.44	$6,743,315	6,772	0.45
Net Interest Income		$64,949			$57,591
Net Interest Margin			3.98%			3.83%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2017 and 2016. These totals equal $3,950 and $3,136 for the three months ended March 31, 2017 and 2016, respectively.

(3) Non accruing loans have been included in the average balances.